Horizon Active Income Fund
Schedule of Investments
February 28, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.4%	Shares	Value
iShares 10+ Year Investment Grade Corporate Bond ETF (a)	520,588	$26,753,017
iShares 5-10 Year Investment Grade Corporate Bond ETF (a)	1,076,907	58,702,201
iShares TIPS Bond ETF	129,536	14,492,488
Janus Henderson Mortgage-Backed Securities ETF (a)	508,690	23,547,260
PIMCO Active Bond Exchange-Traded Fund (a)	155,098	14,673,822
PIMCO Multisector Bond Active ETF	1,945,652	52,396,408
Simplify MBS ETF (a)	284,217	14,384,222
State Street DoubleLine Total Return Tactical ETF	852,296	34,731,062
State Street SPDR Portfolio Short Term Corporate Bond ETF (a)	749,823	22,734,633
Vanguard Total International Bond ETF	570,459	28,066,583
TOTAL EXCHANGE TRADED FUNDS (Cost $284,427,731)		290,481,696

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.0%	Shares	Value
First American Government Obligations Fund - Class X, 3.60% (b)	29,075,675	29,075,675
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $29,075,675)		29,075,675

MONEY MARKET FUNDS - 0.6%	Shares	Value
First American Government Obligations Fund - Class X, 3.60% (b)	1,870,611	1,870,611
TOTAL MONEY MARKET FUNDS (Cost $1,870,611)		1,870,611

TOTAL INVESTMENTS - 110.0% (Cost $315,374,017)		321,427,982
Liabilities in Excess of Other Assets - (10.0)%		(29,232,091)
TOTAL NET ASSETS - 100.0%		$292,195,891

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of February 28, 2026. The fair value of these securities was $28,438,930.
(b)	The rate shown represents the 7-day annualized yield as of February 28, 2026.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

Horizon Active Income Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$290,481,696	$–	$–	$290,481,696
Investments Purchased with Proceeds from Securities Lending	29,075,675	–	–	29,075,675
Money Market Funds	1,870,611	–	–	1,870,611
Total Investments	$321,427,982	$–	$–	$321,427,982

Refer to the Schedule of Investments for further disaggregation of investment categories.